UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-02474

Midas Perpetual Portfolio, Inc.
(Exact name of registrant as specified in charter)

11 Hanover Square, 12th Floor
New York, NY	10005
(Address of principal executive offices)	(Zip Code)

John F. Ramírez, Esq.
Midas Perpetual Portfolio, Inc.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-480-6432

Date of fiscal year end: 12/31

Date of reporting period: 3/31/10

Item 1. Schedule of Investments

MIDAS PERPETUAL PORTFOLIO, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
March 31, 2010
(Unaudited)

Shares		Cost	Value
Gold (20.11%)
15,310	SPDR Gold Trust (a)	$1,326,145	$1,668,025

Silver (5.26%)
25,464	iShares Silver Trust (a)	285,816	436,453

Swiss Franc Assets (10.19%)
832,000 (b)	Switzerland Government 2.50% Notes, due 3/12/16	767,857	845,492

Hard Asset Securities (15.90%)
Copper Ores (1.75%)
4,576	Southern Copper Corp.	73,520	144,922

Crude Petroleum & Natural Gas (3.15%)
1,219	Occidental Petroleum Corp.	73,137	103,054
654	PetroChina Company Limited	68,566	76,662
1,838	Petroleo Brasileiro S.A.	67,908	81,773
		209,611	261,489
Gold Ores (2.02%)
2,051	Barrick Gold Corp.	75,431	78,635
2,385	Goldcorp Inc.	75,217	88,770
		150,648	167,405

Industrial Gases (1.23%)
1,231	Praxair, Inc.	73,081	102,173

Petroleum Refining (1.61%)
1,408	ConocoPhillips	72,945	72,047
915	Exxon Mobil Corp.	73,051	61,287
		145,996	133,334

Plastic Materials, Resins & Nonvulcanelastomers (1.31%)
2,907	E.I. du Pont De Nemours and Company	73,569	108,257

Real Estate Investment Trusts (3.10%)
1,213	Federal Realty Investment Trust	75,091	88,319
1,778	Health Care REIT, Inc.	74,180	80,419
958	Public Storage	76,168	88,126
		225,439	256,864

Soybean Oil Mills (0.88%)
2,525	Archer-Daniels-Midland Company	72,815	72,972

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) (0.85%)
1,558	Nucor Corp.	71,991	70,702

Total hard asset securities		1,096,670	1,318,118

Large Capitalization Growth Stocks (15.14%)
Communications Equipment (1.75%)
5,559	Cisco Systems, Inc. (a)	90,765	144,701

Electronic Computers (1.28%)
2,000	Hewlett-Packard Company (a)	75,060	106,300

Fire, Marine & Casualty Insurance (1.47%)
1,500	Berkshire Hathaway Inc. Class B (a)	96,440	121,905

Information Retrieval Services (1.26%)
184	Google Inc. - Class A (a)	75,235	104,330

Life Insurance (1.14%)
1,316	China Life Insurance Company Ltd. ADR	74,580	94,805

Oil & Gas Field Services (1.17%)
1,533	Schlumberger Ltd.	64,903	97,284

Pharmaceutical Preparations (1.28%)
2,851	Sanofi-Aventis ADR	91,710	106,513

Radio & TV Communications Equipment (0.85%)
1,667	QUALCOMM Inc.	75,052	69,997

Services-Prepackaged Software (2.73%)
3,261	Microsoft Corp.	75,582	95,449
5,096	Oracle Corp.	90,696	130,916
		166,278	226,365

Telephone Communications (2.21%)
1,799	China Mobile Ltd. ADR	91,493	86,568
1,359	Telefonica, S.A. ADR	91,593	96,625
		183,086	183,193

Total large capitalization growth stocks		993,109	1,255,393

Dollar Assets (33.64%)
Money Market Fund
2,789,950	SSgA Money Market Fund, 0.01% (c)	2,789,950	2,789,950

Total investments (100.24%)		$7,259,547	8,313,431

Liabilities in excess of other assets (-0.24%)			(20,137)

Net assets (100.00%)			$8,293,294

(a) Non-income producing.
(b) Represents principal amount denominated in Swiss Francs.
(c) Rate represents the 7 day annualized yield at March 31, 2010.

ADR means "American Depositary Receipt."

Notes to Schedule of Portfolio Investments (Unaudited):

Valuation of Investments

Securities traded primarily on a U.S. national securities exchange (“USNSE”) are valued at the last reported sale price on the day the valuations are made. Securities traded primarily on the Nasdaq Stock Market (“Nasdaq”) are normally valued by the Funds at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., ET, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Securities that are not traded on a particular day, and securities traded in foreign and over-the-counter markets that are not also traded on a USNSE or Nasdaq, are valued at the mean between the last bid and asked prices. Gold and silver bullion is valued at 4:00 p.m., ET, at the mean between the last bid and asked quotations of the Bloomberg Composite (NY) Spot Price. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Certain of the securities in which the Funds may invest are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a bond dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when stockholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of and pursuant to procedures established by the Fund’s Board of Directors. Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices.

Fair Value Measurements

The Fund uses a three level hierarchy for fair value measurements based on the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the inputs which are significant to the overall valuation. The hierarchy of inputs is summarized below.

Level 1 -	quoted prices in active markets for identical investments.
Level 2 -	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2010, in valuing the Fund’s assets carried at fair value. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

	Level 1	Level 2	Level 3	Total
Assets
Gold	$1,668,025	$-	$-	$1,668,025
Silver	436,453	-	-	436,453
Swiss Franc Assets	-	845,492	-	845,492
Hard Asset Securities	1,318,118	-	-	1,318,118
Large Capitalization Growth Stocks	1,255,393	-	-	1,255,393
Dollar Assets	2,789,950	-	-	2,789,950

Total	$7,467,939	$845,492	$-	$8,313,431

There were no transfers into or from Level 1 or Level 2 during the three months ended March 31, 2010.

Cost for Federal Income Tax Purposes

At March 31, 2010, for federal income tax purposes the cost of investments was $7,259,547 and net unrealized appreciation aggregated $1,053,884, comprised of gross unrealized appreciation of $1,077,815 and gross unrealized depreciation of $23,931.

Item 2.  Controls and Procedures

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits

(a)	Certifications of the registrant's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Midas Perpetual Portfolio, Inc.

By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Date: May 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Date: May 26, 2010

By: /s/ Thomas O'Malley
Thomas O'Malley, Chief Financial Officer

Date: May 26, 2010

EXHIBIT INDEX

(a)	Certifications of the registrant's principal executive and principal financial officer as required by Rule 30a-2(a) under the 1940 Act. (EX-99.CERT)